SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Soliciting Material Under Rule
[ ]	Confidential, for Use of the 14a-12 Commission Only (as permitted by Rule 14a-6(e)(2)
[ ]	Definitive Proxy Statement
[ x ]	Definitive Additional Materials
[ ]	Revised Definitive Proxy Card

TWEEDY, BROWNE FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
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[ ]	Fee paid previously with preliminary materials:
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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on April 4, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view: NOTICE AND PROXY STATEMENT

To view this material, have the 12-digit Control #(s) (located on page 3, 5 and 7, as applicable) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above-listed documents you must request one. We will furnish it without charge. To facilitate timely delivery please make the request as instructed below on or before March 25, 2008.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control #(s) (located on pages 3, 5 and 7, as applicable) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your broker or advisor.
To immediately print a copy of the above-listed documents from the Internet, go to www.InvestorEconnect.com.

PROXY TABULATOR PO BOX 9112 FARMINGDALE, NY 11735	TWEEDY, BROWNE FUND INC.
Vote In Person
At the Meeting you will need to demonstrate that you are a Stockholder and request a ballot to vote these shares.
Vote By Internet
1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717

To transmit your voting instructions now by Internet, go to www.investorEconnect.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have this notice in hand when you access the web site and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Location
The Annual Meeting for Stockholders as of 1/15/08
is to be held on April 4, 2008 at 2:00 p.m.
at:    Omni Berkshire Place Hotel
        21 East 52nd Street, 1st Floor
        New York, NY 10022
__________________________________________________

THIS AREA RESERVED FOR LANGUAGE PERTAINING TO HOUSEHOLDING IF APPLICABLE.	P99999-10 12 15 # OF #
PAGE B (OF DUPLEX A/B)

Voting items
The Board of Directors recommends a vote FOR the proposal, namely election of the nominees listed below.
1.

Election of six directors to the Board of Directors of Tweedy, Browne Fund Inc.

   1)   Paul F. Balser
   2)   Bruce A. Beal
   3)   John C. Hover II
   4)   Richard B. Salomon
   5)   Christopher H. Browne
   6)   Thomas H. Shrager

CONTROL # →	0000 0000 0000
BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS ATTENTION:		Acct # XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip
TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		P99999-010 12 15 # OF #

0 2 0 0 0 0 0 0 0 0 0 0 9 9 9 9 9 9 9 9 9 9 9 9

Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX Cusip P99999-010 12 15 # OF #